SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 24, 2005


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                 1-5571                     75-1047710
     (State or other           (Commission                (I.R.S. Employer
     jurisdiction of           File Number)              Identification No.)
      incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas     76102
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.     Entry into a Material Definitive Agreement.

     On February 24, 2005, the Management Development and Compensation Committee (the "Compensation Committee") of the Board of Directors of RadioShack Corporation ("RadioShack") authorized the payment of an annual incentive bonus to each of RadioShack's executive officers with respect to the year ended December 31, 2004. The annual incentive bonuses were made pursuant to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack's 2004 annual meeting (the "2004 Plan"), and the RadioShack Corporation Bonus Plan for Executive Officers, which was implemented pursuant to the stockholder-approved 2004 Plan (the "Bonus Plan"). A copy of the Bonus Plan is attached as Exhibit 10.1 and is incorporated by reference.

     The Compensation Committee utilized external compensation consultants, who, among other things, benchmarked pay practices at companies that compete with RadioShack in its various businesses or for executive talent and advised the Compensation Committee in establishing compensation guidelines. The annual incentive bonuses were determined based on RadioShack's performance during calendar 2004 as measured against performance measures established early that year. A summary describing the elements of the annual incentive bonus performance measures for calendar 2004 is set forth in Exhibit 10.2 and is incorporated by reference.

     The following table sets forth cash payments for calendar 2004 and 2003 to the persons listed below in respect of their annual incentive bonus:

          Name and Position                    Year       Annual Incentive Bonus
          -----------------                    ----       ----------------------
Leonard H. Roberts (1)                         2004            $ 1,882,795
   Chairman and Chief Executive Officer        2003            $ 1,629,271

David J. Edmondson (2)                         2004            $   820,219
   President and Chief Operating Officer       2003            $   817,386

Evelyn V. Follit (3)                           2004            $   400,115
   Senior Vice President - Chief               2003            $   451,501
   Organizational Enabling Services Officer
   and Chief Information Officer

Mark C. Hill                                   2004            $   393,094
   Senior Vice President - Chief               2003            $   459,547
   Administrative Officer, Corporate
   Secretary and General Counsel

David P. Johnson (4)                           2004            $   259,974
   Senior Vice President, Acting Chief
   Financial Officer and Controller
-------------------

(1) Effective May 19, 2005, Mr. Roberts will retire as Chief Executive Officer but will remain an employee and Executive Chairman of the Board (subject to re-election as a director by stockholders).
(2) Effective May 19, 2005, Mr. Edmondson will be appointed Chief Executive Officer.
(3)  Ms. Follit will retire effective February 28, 2005.
(4) Mr. Johnson was appointed Acting Chief Financial Officer effective July 23, 2004. Prior to this appointment, Mr. Johnson served as RadioShack's Senior Vice President - Controller.

     In addition to Mr. Johnson's annual incentive bonus described above, on February 24, 2005, the Compensation Committee approved a President's Special Bonus Payment in the amount of $51,809 to Mr. Johnson in connection with his services as Acting Chief Financial Officer.

     In addition, on February 24, 2005, the Compensation Committee approved the annual base salaries (to be effective as of March 12, 2005) of RadioShack's executive officers after a review of performance and competitive market data. The following table sets forth the annual base salary levels for calendar 2005 and 2004 for the persons listed below:

          Name and Position                    Year           Base Salary
          -----------------                    ----           -----------
Leonard H. Roberts                             2005           $ 1,138,500 (1)
   Chairman and Chief Executive Officer        2004           $ 1,138,500

David J. Edmondson                             2005           $   750,000
   President and Chief Operating Officer       2004           $   621,000

Evelyn V. Follit                               2005                  --
   Senior Vice President - Chief               2004           $   347,820
   Organizational Enabling Services Officer
   and Chief Information Officer

Mark C. Hill                                   2005           $   352,148
   Senior Vice President - Chief               2004           $   340,240
   Administrative Officer, Corporate
   Secretary and General Counsel

David P. Johnson                               2005           $   286,000
   Senior Vice President, Acting Chief         2004           $   275,000
   Financial Officer and Controller
-------------------

(1) In connection with Mr. Roberts' retirement, effective May 19, 2005, Mr. Roberts will no longer receive this base salary. Mr. Roberts instead will receive a base salary of $750,000 pursuant to the terms of the Transition Agreement between RadioShack and Mr. Roberts, dated as of January 12, 2005 (the "Transition Agreement").

     Also on February 24, 2005, the Compensation Committee approved grants of stock options and restricted stock. The following table sets forth information regarding grants of stock options and restricted stock made to the persons listed below on February 24, 2005 and February 20, 2004:

                                                              Number         Exercise
                                                             of Stock       Price Per     Number of Shares of
          Name and Position                    Year         Options (1)       Share        Restricted Stock
          -----------------                    ----         -----------     ---------     ------------------
Leonard H. Roberts                             2005           200,000       $  29.35                  -- (2)
   Chairman and Chief Executive                2004           200,000       $  35.08                  --
   Officer

David J. Edmondson                             2005           150,000       $  29.35              10,000 (3)
   President and Chief Operating               2004           125,000       $  35.08                  --
   Officer

Evelyn V. Follit                               2005               --        $  29.35                  --
   Senior Vice President - Chief               2004            21,850       $  35.08                  --
   Organizational Enabling Services
   Officer and Chief Information
   Officer

Mark C. Hill                                   2005            26,500       $  29.35                  --
   Senior Vice President - Chief               2004            26,500       $  35.08                  --
   Administrative Officer, Corporate
   Secretary and General Counsel

David P. Johnson                               2005            21,400       $  29.35                   --
   Senior Vice President, Acting Chief         2004            21,400       $  35.08                   --
   Financial Officer and Controller
-------------------

(1) Options are granted at fair market value and vest in annual increments of one-third beginning on the first anniversary of the date of grant. For persons who continue to serve as employees of RadioShack, options expire seven years from the date of grant.
(2) Does not include restricted stock in the value of $750,000 that RadioShack will grant to Mr. Roberts on May 19, 2005 pursuant to the terms of the Transition Agreement, which stock shall vest ratably over three years beginning on June 1, 2006.
(3) Restrictions on these shares lapse on the third anniversary of the date of grant, subject to continuous employment.

     On February 24, 2005, the Compensation Committee also approved annual incentive bonus measures for calendar 2005 for RadioShack's executive officers pursuant to the stockholder-approved 2004 Plan and the Bonus Plan. The Compensation Committee again utilized external compensation consultants, who, among other things, benchmarked pay practices at companies that compete with RadioShack in its various businesses or for executive talent and advised the Compensation Committee in establishing the measures. A summary describing the elements of the annual incentive performance measures for calendar 2005 is set forth in Exhibit 10.3 and is incorporated by reference.

     In addition, on February 24, 2005, the Compensation Committee approved long-term incentive performance goals for the 2005 through 2007 performance cycle under RadioShack's cash long-term incentive plan. The long-term incentive plan was established pursuant to the stockholder-approved 2004 Plan, and the RadioShack Corporation Long-Term Incentive Plan (the "LTIP"), which was established pursuant to the 2004 Plan. A copy of the LTIP is attached as Exhibit
10.4 and is incorporated by reference. As with the annual incentive bonus measures for calendar 2005 described above, the Compensation Committee utilized compensation consultants in establishing the long-term incentive performance goals. The Compensation Committee had previously established long-term incentive performance goals for the 2004 through 2007 performance cycle on February 20, 2004. A summary describing the elements of the long-term incentive performance measures for the 2004 through 2006 performance cycle is set forth in Exhibit
10.5. A summary describing the elements of the long-term incentive performance measures for the 2005 through 2007 performance cycle is set forth in Exhibit
10.6 and is incorporated by reference.

     RadioShack intends to provide additional information regarding the compensation awarded to the executive officers described in this report for calendar 2004 in the proxy statement for RadioShack's 2005 annual meeting of stockholders, which is expected to be filed with the Securities and Exchange Commission in April 2005.


Item 9.01.     Financial Statements and Exhibits

Exhibit No.

10.1     RadioShack Corporation Bonus Plan for Executive Officers.
10.2 Description of 2004 Annual Incentive Bonus Performance Measures for Executive Officers.
10.3 Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers.
10.4     RadioShack Corporation Long-Term Incentive Plan.
10.5 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2004 through 2006 Performance Cycle.
10.6 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance Cycle.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 28th day of February, 2005.

                                               RADIOSHACK CORPORATION


                                               /s/  Mark C. Hill
                                               ---------------------------------
                                               Mark C. Hill
                                               Senior Vice President - Chief
                                               Administrative Officer, Corporate
                                               Secretary and General Counsel

                                  EXHIBIT INDEX

Exhibit No.

10.1     RadioShack Corporation Bonus Plan for Executive Officers.
10.2 Description of 2004 Annual Incentive Bonus Performance Measures for Executive Officers.
10.3 Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers.
10.4     RadioShack Corporation Long-Term Incentive Plan.
10.5 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2004 through 2006 Performance Cycle.
10.6 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance Cycle.

                                                                    Exhibit 10.1

                             RADIOSHACK CORPORATION
                        BONUS PLAN FOR EXECUTIVE OFFICERS


INTRODUCTION

The RadioShack Bonus Plan for Executive Officers ("Plan") is a bonus plan for eligible employees of RadioShack and its subsidiaries. The Plan is intended to provide performance-based cash incentive opportunities to executive officers of the Company and its subsidiaries. Plan payments, if any, will be conditioned on attainment of one or more Performance Measures in an annual period. It is intended that payments made to certain executive employees under the Plan will qualify as performance-based compensation that is exempt from the limitation on deductions imposed by Section 162(m) of the Internal Revenue Code and that the Plan will be construed, applied and administered accordingly.

This Plan constitutes the annual incentive element of the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan approved by the Committee on February 20, 2004, and by the Company's stockholders on May 20, 2004.


I.  PURPOSE

The purpose of the Plan is to permit the Company to (i) attract, motivate and retain highly qualified employees, (ii) obtain from executive officers the best possible performance, (iii) establish performance goals that support the Company's long-term business strategies, and (iv) provide consistency in and alignment with the Company's approach to performance-based pay and overall executive compensation strategy.


II.  DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

A. ANNUAL INCENTIVE COMPENSATION AWARD. Any cash-based award paid pursuant to the Plan.

B. AWARD PERIOD. An award period under the Plan shall be one fiscal year of the Company.

C. BOARD OF DIRECTORS. The Board of Directors of the Company.

D. CHANGE IN CONTROL. The occurrence during the term of the Plan and during the Award Period of any Annual Incentive Compensation Award of:

         (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Controlled Subsidiary"), (ii) the Company or its Controlled Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);


         (b) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or


         (c) Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the
                      Company, unless



                     (A) the stockholders of the Company, immediately before
                  such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%)of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,



                     (B) the individuals who were members of the Incumbent
                  Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and



                     (C) no Person other than the Company, any Controlled
                  Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Controlled Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.



                  For purposes hereof, a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."



                  (ii) A complete liquidation or dissolution of the Company; or



                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Subsidiary).



Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

E. COMMITTEE. The Management Development and Compensation Committee of the Board of Directors of the Company or any successor committee thereto.

F. COMPANY. RadioShack Corporation, a Delaware corporation.

G. PARTICIPANT. An executive officer of the Company or one or more of its subsidiaries, who is designated by the Committee to participate in the Plan.

H. PAYMENT DATE. The date prescribed for payment with respect to an Award
Period.

I. PERFORMANCE MEASURES. The performance measures established with respect to Annual Incentive Compensation Awards pursuant to Section V of the Plan.

J. RETIREMENT. A Participant's voluntary termination of employment with the Company or any of its subsidiaries on or after attainment of age 55.


III. EFFECTIVE DATE AND AWARD GRANT PERIOD

The Plan has been adopted effective as of January 1, 2004 (the "Effective Date"). Annual Incentive Compensation Awards may be granted through December 31, 2008.

IV. DETERMINATION OF AMOUNTS OF AND ELIGIBILITY FOR ANNUAL INCENTIVE COMPENSATION AWARDS

A. Participants will be eligible to receive Annual Incentive Compensation Awards conditioned on achievement of Performance Measure(s) as approved by the Committee.

B. If the Performance Measures are not achieved, then no Annual Incentive Compensation Awards will be paid to Participants under the Plan. If the Performance Measures are achieved, then Annual Incentive Compensation Awards will be paid in amounts and at levels determined by the Committee under the Plan. The maximum Annual Incentive Compensation Award that can be paid to any one individual with respect to any Award Period is $5,000,000.00.

C. Annual Incentive Compensation Awards may be paid following the end of the Award Period to which they relate; provided, however, that no Annual Incentive Compensation Awards shall be paid to Participants prior to the certification in writing by the Committee that the Performance Measures have been achieved for the relevant Award Period.

D. The Committee will determine the final amounts of Annual Incentive Compensation Awards that may be made to Participants. Such determinations, except in the case of the Annual Incentive Compensation Award for the Chief Executive Officer, shall be made after considering the recommendations of the Chief Executive Officer and such other matters as the Committee shall deem relevant. Such determination in the case of the Annual Incentive Compensation Award for the Chief Executive Officer shall be made by the Committee. The Committee may, at any time or from time to time, exercise discretion to reduce the amount of, or eliminate, Annual Incentive Compensation Awards. In no event may the amount of the Annual Incentive Compensation Awards be increased.


V. PERFORMANCE MEASURES

A. Payment of Annual Incentive Compensation Awards is conditioned on the attainment of Performance Measures as established by the Committee. Performance Measures applicable to Award Periods for Participants shall be established in writing at the beginning of each year. The Committee will select the Performance Measures from among the following performance criteria:

        1. earnings per share,
        2. operating income (before income taxes),
        3. gross profit,
        4. sales,
        5. EBITDA,
        6. free cash flow,
        7. return on invested capital,
        8. selling, general and administrative expenses,
        9. stock price compared to a peer group of companies, and
       10. stock price.

B. Further, in establishing Performance Measures for Participants, the Committee in its sole and absolute discretion may include or exclude at any time the impact of specific objective events that are determined to be extraordinary or unusual in nature, infrequent in occurrence or related to the disposal of a segment of a business or to a change of accounting principles; provided, however, such inclusion or exclusion of specific objective events shall not be done in such a manner that would result in the loss of an otherwise available exemption under Section 162(m).

C. The Committee may impose additional Performance Measures that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants, except in the case where the action would result in the loss of an otherwise available exemption under
Section 162(m), if it determines that the Performance Measures have become unsuitable as a result of certain events.


VI. FORM OF ANNUAL INCENTIVE COMPENSATION AWARDS

Annual Incentive Compensation Awards shall be paid in cash.


VII.  PAYMENT OF ANNUAL INCENTIVE COMPENSATION AWARDS

When an Annual Incentive Compensation Award is made, the Company shall cause the cash to be paid to the Participant to whom the award is made at the time or times specified by the Committee, or, if no time or times are specified, as soon as practicable after the award is made; provided, however, that in no event shall such payment occur more than three months after the Award Period ends.


VIII.  CHANGE IN CONTROL

In connection with any actual or potential Change in Control, the Committee will take all such actions hereunder as it may determine to be necessary or appropriate to treat Participants equitably hereunder, including without limitation the modification or waiver of applicable Performance Measures, Award Periods or Annual Incentive Compensation Awards, notwithstanding the terms of any initial Annual Incentive Compensation Award, and whether to establish or fund a trust or other arrangement intended to secure the payment of such Awards.


IX. TERMINATION OF SERVICE OR DEMOTION

A. If a Participant terminates employment with the Company and its subsidiaries before the Payment Date due to death or Retirement, the Participant's Annual Incentive Compensation Awards for the Award Period in effect at the time of such termination of service will be prorated on the basis of the ratio of the number of days of participation during each such Award Period to the aggregate number of days in each such Award Period. Payment of such prorated Annual Incentive Compensation Awards will occur at the end of the applicable Award Periods on the dates that all other Participants receive payment of such Annual Incentive Compensation Awards.

B. If a Participant voluntarily terminates his or her employment or if a Participant's employment with the Company and its subsidiaries is terminated by the Company or any such subsidiary prior to the end of an Award Period, the Participant will not be entitled to any Annual Incentive Compensation Award for any such Award Period, except as otherwise provided in an Agreement with the Company or in the sole discretion of the Company.

C. If, prior to the Payment Date, a Participant's duties change prior to the end of an Award Period, the Participant's rights to receive any Annual Incentive Compensation for any such Award Period will be subject to revision or termination by the Committee, provided that no change will be made that would cause the award to fail to meet the requirements for deductibility under Section 162(m).


X. SPECIAL AWARDS AND OTHER PLANS

A. Nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from granting special performance or recognition awards, under such conditions and in such form and manner as it sees fit, to employees (including Participants) for meritorious service of any nature.

B. In addition, nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from establishing other incentive compensation plans providing for the payment of incentive compensation to employees (including Participants).


XI. ADMINISTRATION, AMENDMENT AND INTERPRETATION OF THE PLAN

A. The Board of Directors or the Committee shall have the right to amend the Plan from time to time; provided, however, that any amendment that changes the class of eligible Participants, modifies the Performance Measures or increases the maximum Annual Incentive Compensation Award a Participant may receive must be approved by the stockholders to the extent necessary for the Plan to continue to meet the requirements of Section 162(m). The Board of Directors or the Committee shall have the right to terminate the Plan at any time or to direct the discontinuance of Annual Incentive Compensation Awards either temporarily or permanently. Notwithstanding the foregoing, in the event this Plan is terminated before the last day of an Award Period, Annual Incentive Compensation Awards payable for such Award Period will be prorated on the basis of the ratio of the number of days in such Award Period prior to such termination to the aggregate number of days in such Award Period and will be paid only after the end of such Award Period, which will be deemed to continue until the expiration thereof as if this Plan had not been terminated.

B. This Plan will be administered by the Committee in its sole and absolute discretion, and the Committee may interpret the Plan and establish, amend and rescind any rules relating to the Plan. The decision of the Committee with respect to any questions arising in connection with the administration or interpretation of the Plan shall be final, conclusive and binding.

C. The Committee may delegate its responsibilities under the Plan; provided, however, that the Committee shall not delegate its authority to select the Participants, establish Performance Measures, or certify that these goals have been achieved, to the extent necessary to satisfy the requirements of Section 162(m).


XII. MISCELLANEOUS

A. All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

B. All Annual Incentive Compensation Awards under the Plan are subject to applicable withholding for federal, state and local taxes.

C. Unless otherwise determined by the Committee, all Annual Incentive Compensation Awards will be paid from the Company's general assets, and nothing contained in this Plan will require the Company to set aside or hold in trust any funds for the benefit of any Participant, who will have the status of a general unsecured creditor of the Company.

D. This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any subsidiary, nor will it interfere in any way with any right the Company or any subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

E. Except as otherwise provided in this Plan, no right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge such right or benefit will be void. No such right or benefit will in any manner be liable for or subject to the debts, liabilities, or torts of a Participant.

F. If any provision in this Plan is held to be invalid or unenforceable, no other provision of this Plan will be affected thereby.

G. This Plan will be governed by and construed in accordance with applicable United States federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

                                                                    Exhibit 10.2

                      Description of 2004 Annual Incentive
                Bonus Performance Measures for Executive Officers

On February 20, 2004, the Compensation Committee established the following performance measures for the top five executive officers, other than for David
P. Johnson:

   o 50% of the performance measure is based on the increase in RadioShack's operating income over the previous year,

   o 30% of the performance measure is based on the increase in RadioShack's earnings per share over the previous year, and

   o 20% of the performance measure is based on the increase in RadioShack's growth in sales over the previous year.

All of Mr. Johnson's performance measure was based on the increase in RadioShack's operating income over the previous year.

                                                                    Exhibit 10.3

                      Description of 2005 Annual Incentive
                Bonus Performance Measures for Executive Officers

On February 24, 2005, the Compensation Committee established the following performance measures for the top five executive officers:

   o 50% of the performance measure is based on the increase in RadioShack's operating income over the previous year,

   o 25% of the performance measure is based on the increase in RadioShack's earnings per share over the previous year, and

   o 25% of the performance measure is based on the increase in RadioShack's growth in sales over the previous year.

                                                                    Exhibit 10.4

                             RADIOSHACK CORPORATION
                            LONG-TERM INCENTIVE PLAN


INTRODUCTION

The RadioShack Long-term Incentive Plan ("Plan") is a long-term incentive plan for eligible employees of RadioShack and its subsidiaries. The Plan is intended to provide performance-based cash incentive opportunities to executive officers of the Company and its subsidiaries. Plan payments, if any, will be conditioned on attainment of one or more Performance Measures for one or more Award Periods as established by the Committee. It is intended that payments made to certain executive employees under the Plan will qualify as performance-based compensation that is exempt from the limitation on deductions imposed by Section 162(m) of the Internal Revenue Code and that the Plan will be construed, applied and administered accordingly.

This Plan constitutes the long-term incentive element of the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan approved by the Committee on February 20, 2004, and by the Company's stockholders on May 20, 2004.


I.  PURPOSE

The purpose of the Plan is to permit the Company to (i) attract, motivate and retain highly qualified employees, (ii) obtain from executive officers the best possible performance, (iii) establish performance goals that support the Company's long-term business strategies, and (iv) provide consistency in and alignment with the Company's approach to performance-based pay and overall executive compensation strategy.


II.  DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

A. AWARD PERIOD. An award period under the Plan shall be a period of three consecutive fiscal years of the Company.

B. BOARD OF DIRECTORS. The Board of Directors of the Company.

C. CHANGE IN CONTROL. The occurrence during the term of the Plan and during the Award Period of any Project Incentive Compensation Award of:

         (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifteen percent (15%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Controlled Subsidiary"), (ii) the Company or its Controlled Subsidiaries, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);


         (b) The individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board; provided, however, that if the election, or nomination for election by the Company's stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or


         (c) Approval by stockholders of the Company of:

                  (i) A merger, consolidation or reorganization involving the
                      Company, unless



                     (A) the stockholders of the Company, immediately
                  before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,



                     (B) the individuals who were members of the Incumbent
                  Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, and



                     (C) no Person other than the Company, any Controlled
                  Subsidiary, any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, or any Controlled Subsidiary, or any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifteen percent (15%) or more of the then outstanding Voting Securities has Beneficial Ownership of fifteen percent (15%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities.



                  For purposes hereof, a transaction described in clauses (A) through (C) shall herein be referred to as a "Non-Control Transaction."



                  (ii) A complete liquidation or dissolution of the Company; or



                  (iii) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controlled Subsidiary).



Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

D. COMMITTEE. The Management Development and Compensation Committee of the Board of Directors of the Company or any successor committee thereto.

E. COMPANY. RadioShack Corporation, a Delaware corporation.

F. LONG-TERM INCENTIVE COMPENSATION AWARD. Any cash-based award paid pursuant to the Plan.

G. PARTICIPANT. An executive officer of the Company or one or more of its subsidiaries, who is designated by the Committee to participate in the Plan.

H.  PAYMENT  DATE.  The date  prescribed  for payment  with  respect to an Award
Period.

I. PERFORMANCE MEASURES. The performance measures established with respect to Long-term Incentive Compensation Awards pursuant to Section V of the Plan.

J. RETIREMENT. A Participant's voluntary termination of employment with the Company or any of its subsidiaries on or after attainment of age 55.


III. EFFECTIVE DATE AND AWARD GRANT PERIOD

The Plan has been adopted effective as of January 1, 2004 (the "Effective Date"). Long-term Incentive Compensation Awards may be granted through December 31, 2008.

IV. DETERMINATION OF AMOUNTS OF AND ELIGIBILITY FOR LONG-TERM INCENTIVE COMPENSATION AWARDS

A. Participants will be eligible to receive Long-term Incentive Compensation Awards conditioned on achievement of Performance Measure(s) as approved by the Committee.

B. If the Performance Measures are not achieved, then no Long-term Incentive Compensation Awards will be paid to Participants under the Plan. If the Performance Measures are achieved, then Long-term Incentive Compensation Awards will be paid in amounts and at levels determined by the Committee under the Plan. The maximum Long-term Incentive Compensation Award that can be paid to any one individual with respect to any Award Period is $3,000,000.00.

C. Long-term Incentive Compensation Awards may be paid following the end of the Award Period to which they relate; provided, however, that no Long-term Incentive Compensation Awards shall be paid to Participants prior to the certification in writing by the Committee that the Performance Measures have been achieved for the relevant Award Period.

D. The Committee will determine the final amounts of Long-term Incentive Compensation Awards that may be made to Participants. Such determinations, except in the case of the Long-term Incentive Compensation Award for the Chief Executive Officer, shall be made after considering the recommendations of the Chief Executive Officer and such other matters as the Committee shall deem relevant. Such determination in the case of the Long-term Incentive Compensation Award for the Chief Executive Officer shall be made by the Committee. The Committee may, at any time or from time to time, exercise discretion to reduce the amount of, or eliminate, Long-term Incentive Compensation Awards. In no event may the amount of the Long-term Incentive Compensation Awards be increased.


V. PERFORMANCE MEASURES

B. Payment of Long-term Incentive Compensation Awards is conditioned on the attainment of Performance Measures as established by the Committee. Performance Measures applicable to Award Periods for Participants shall be established in writing at the beginning of each year. The Committee will select the Performance Measures from among the following performance criteria:

       1. earnings per share,
       2. operating income (before income taxes),
       3. gross profit,
       4. sales,
       5. EBITDA,
       6. free cash flow,
       7. return on invested capital,
       8. selling, general and administrative expenses,
       9. stock price compared to a peer group of companies, and
      10. stock price.

B. Further, in establishing Performance Measures for Participants, the Committee in its sole and absolute discretion may include or exclude at any time the impact of specific objective events that are determined to be extraordinary or unusual in nature, infrequent in occurrence or related to the disposal of a segment of a business or to a change of accounting principles; provided, however, such inclusion or exclusion of specific objective events shall not be done in such a manner that would result in the loss of an otherwise available exemption under Section 162(m).

C. The Committee may impose additional Performance Measures that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants that have the effect of reducing awards. It also may modify Performance Measures applicable to Participants, except in the case where the action would result in the loss of an otherwise available exemption under
Section 162(m), if it determines that the Performance Measures have become unsuitable as a result of certain events.


VI. FORM OF LONG-TERM INCENTIVE COMPENSATION AWARDS

Long-term Incentive Compensation Awards shall be paid in cash.


VII.  PAYMENT OF LONG-TERM INCENTIVE COMPENSATION AWARDS

When a Long-term Incentive Compensation Award is made, the Company shall cause the cash to be paid to the Participant to whom the award is made at the time or times specified by the Committee, or, if no time or times are specified, as soon as practicable after the award is made; provided, however, that in no event shall such payment occur more than three months after the Award Period ends.


VIII.  CHANGE IN CONTROL

In connection with any actual or potential Change in Control, the Committee will take all such actions hereunder as it may determine to be necessary or appropriate to treat Participants equitably hereunder, including without limitation the modification or waiver of applicable Performance Measures, Award Periods or Long-term Incentive Compensation Awards, notwithstanding the terms of any initial Long-term Incentive Compensation Award, and whether to establish or fund a trust or other arrangement intended to secure the payment of such Awards.


IX. TERMINATION OF SERVICE OR DEMOTION

A. If a Participant terminates employment with the Company and its subsidiaries before the Payment Date due to death or Retirement, the Participant's Long-term Incentive Compensation Awards for all Award Periods in effect at the time of such termination of service will be prorated on the basis of the ratio of the number of days of participation during each such Award Period to the aggregate number of days in each such Award Period. Payment of such prorated Long-term Incentive Compensation Awards will occur at the end of the applicable Award Periods on the dates that all other Participants receive payment of such Long-term Incentive Compensation Awards.

B. If a Participant voluntarily terminates his or her employment or if a Participant's employment with the Company and its subsidiaries is terminated by the Company or any such subsidiary prior to the end of an Award Period, the Participant will not be entitled to any Long-term Incentive Compensation Award for any such Award Period, except as otherwise provided in an Agreement with the Company or in the sole discretion of the Company.

C. If, prior to the Payment Date, a Participant's duties change prior to the end of an Award Period, the Participant's rights to receive any Long-term Incentive Compensation for any such Award Period will be subject to revision or termination by the Committee, provided that no change will be made that would cause the award to fail to meet the requirements for deductibility under Section 162(m).


X. SPECIAL AWARDS AND OTHER PLANS

A. Nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from granting special performance or recognition awards, under such conditions and in such form and manner as it sees fit, to employees (including Participants) for meritorious service of any nature.

B. In addition, nothing contained in the Plan shall prohibit the Company or any of its subsidiaries from establishing other incentive compensation plans providing for the payment of incentive compensation to employees (including Participants).


XI. ADMINISTRATION, AMENDMENT AND INTERPRETATION OF THE PLAN

A. The Board of Directors or the Committee shall have the right to amend the Plan from time to time; provided, however, that any amendment that changes the class of eligible Participants, modifies the Performance Measures or increases the maximum Long-term Incentive Compensation Award a Participant may receive must be approved by the stockholders to the extent necessary for the Plan to continue to meet the requirements of Section 162(m). The Board of Directors or the Committee shall have the right to terminate the Plan at any time or to direct the discontinuance of Long-term Incentive Compensation Awards either temporarily or permanently. Notwithstanding the foregoing, in the event this Plan is terminated before the last day of an Award Period, Long-term Incentive Compensation Awards payable for such Award Period will be prorated on the basis of the ratio of the number of days in such Award Period prior to such termination to the aggregate number of days in such Award Period and will be paid only after the end of such Award Period, which will be deemed to continue until the expiration thereof as if this Plan had not been terminated.

B. This Plan will be administered by the Committee in its sole and absolute discretion, and the Committee may interpret the Plan and establish, amend and rescind any rules relating to the Plan. The decision of the Committee with respect to any questions arising in connection with the administration or interpretation of the Plan shall be final, conclusive and binding.

C. The Committee may delegate its responsibilities under the Plan; provided, however, that the Committee shall not delegate its authority to select the Participants, establish Performance Measures, or certify that these goals have been achieved, to the extent necessary to satisfy the requirements of Section 162(m).


XII. MISCELLANEOUS

A. All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

B. All Long-term Incentive Compensation Awards under the Plan are subject to applicable withholding for federal, state and local taxes.

C. Unless otherwise determined by the Committee, all Long-term Incentive Compensation Awards will be paid from the Company's general assets, and nothing contained in this Plan will require the Company to set aside or hold in trust any funds for the benefit of any Participant, who will have the status of a general unsecured creditor of the Company.

D. This Plan will not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any subsidiary, nor will it interfere in any way with any right the Company or any subsidiary would otherwise have to terminate or modify the terms of such Participant's employment or other service at any time.

E. Except as otherwise provided in this Plan, no right or benefit under this Plan will be subject to anticipation, alienation, sale, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber, or charge such right or benefit will be void. No such right or benefit will in any manner be liable for or subject to the debts, liabilities, or torts of a Participant.

F. If any provision in this Plan is held to be invalid or unenforceable, no other provision of this Plan will be affected thereby.

G. This Plan will be governed by and construed in accordance with applicable United States federal law and, to the extent not preempted by such federal law, in accordance with the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

                                                                    Exhibit 10.5

                       Description of Long-Term Incentive
                   Performance Measures for Executive Officers for the 2004 through 2006 Performance Cycle

On February 20, 2004, the Compensation Committee established the three-year performance goals for the 2004 plan cycle. The cash payment under the 2004 plan cycle will be based on achievement of the following performance measures:

   o 33% of the performance measure is based on the compounded annual growth rate of RadioShack's sales revenue, and

   o 67% of the performance measure is based on the compounded annual growth rate of RadioShack's operating income.

Payments to an executive officer under this plan cycle are based on a percentage of that executive officer's 2004 target bonus.

                                                                    Exhibit 10.6

                       Description of Long-Term Incentive
                   Performance Measures for Executive Officers for the 2005 through 2007 Performance Cycle

On February 24, 2005, the Compensation Committee established the three-year performance goals for the 2005 plan cycle. The cash payment under the 2005 plan cycle will be based on achievement of the following performance measures:

   o 34% of the performance measure is based on the compounded annual growth rate of RadioShack's sales revenue,

   o 33% of the performance measure is based on the compounded annual growth rate of RadioShack's operating income, and

   o 33% of the performance measure is based on the compounded annual growth rate of RadioShack's operating income compared to a specified peer group.

Payments to an executive officer under this plan cycle are based on a percentage of that executive officer's 2005 target bonus.